Exhibit 99.1

Variance Report

(US $ MMs)

		1 Week From: 4-Oct to 10-Oct				4 Weeks From: 13-Sep to 10-Oct
Variance Report(1)	Week Beginning Week(s) Ending	Budget 4-Oct 10-Oct	Actual 4-Oct 10-Oct	Budget $	Variance %	Budget 13-Sep 10-Oct	Actual 13-Sep 10-Oct	Budget $	Variance %
	Net Sales	$134.6	$126.9	$(7.7)	-5.7%	$488.0	$511.2	$23.2	4.7%

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$136.4	$142.6	$6.3	4.6%	$514.6	$574.6	$60.0	11.7%
2	Other Receipts	2.5	6.7	4.1	161.5%	95.6	86.0	(9.6)	-10.0%

Total Collections		$138.9	$149.3	$10.4	7.5%	$610.2	$660.7	$50.4	8.3%

Operating Disbursements

3	Domestic Merchandise Vendor	$(53.4)	$(56.7)	$(3.3)	-6.2%	$(216.0)	$(273.0)	$(57.0)	-26.4%
4	Import Merchandise Vendor	(26.6)	(23.1)	3.6	13.3%	(201.6)	(108.3)	93.4	46.3%
5	Sales, Use, and Other Taxes	(1.4)	(2.8)	(1.3)	-91.0%	(43.6)	(36.7)	6.9	15.9%
6	Freight, Duty, and Broker	(9.1)	(7.0)	2.1	23.3%	(48.7)	(32.8)	15.9	32.6%
7	Payroll and Benefits	(16.8)	(19.2)	(2.4)	-14.5%	(126.6)	(108.2)	18.4	14.5%
8	Occupancy	(18.9)	(6.9)	12.1	63.8%	(54.4)	(45.4)	9.0	16.5%
9	Non-Marketing Operating (NFR)	(15.0)	(15.9)	(0.9)	-5.7%	(58.0)	(77.8)	(19.8)	-34.1%
10	Marketing	(3.0)	(6.7)	(3.6)	-119.3%	(12.8)	(20.5)	(7.6)	-59.5%
11	Other	—	(0.1)	(0.1)	0.0%	—	(0.6)	(0.6)	0.0%

Total Operating Disbursements		$(144.3)	$(138.2)	$6.1	4.2%	$(761.8)	$(703.3)	$58.5	7.7%

Non-Operating Disbursements

12	Debt Service and Fees	$(0.5)	$(22.2)	$(21.7)	-4341.0%	$(31.3)	$(34.5)	$(3.1)	-10.0%
13	Restructuring Professionals	(1.2)	(2.9)	(1.7)	-142.5%	(17.6)	(9.9)	7.7	43.8%
14	Other Non-Operating	(0.5)	(0.0)	0.5	92.8%	(5.7)	(4.6)	1.0	18.3%

Total Non-Operating Disbursements		$(2.2)	$(25.1)	$(22.9)	-1034.9%	$(54.6)	$(49.0)	$5.6	10.3%

Net Cash Flow		$(7.6)	$(14.0)	$(6.4)	84.2%	$(206.2)	$(91.6)	$114.6	55.6%

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Covenant Testing

($ MMs)

			4 Weeks From: 13-Sep to 10-Oct
Variance Report(1)			Budget 13-Sep 10-Oct	Actual 13-Sep 10-Oct	Variance to Budget %	Threshold Test
Cash Flow Tests		Test %
1) Actual Receipts						Test
1	Sales Receipts	85.0%	$514.6	$574.6
2	Other Receipts	85.0%	95.6	86.0

Total Receipts		85.0%	$610.2	$660.7	108.3%	Pass

2) Actual Disbs. to Merchandise Vendors						Test
3	Domestic Merchandise Vendor	110.0%	$(216.0)	$(273.0)
4	Import Merchandise Vendor	110.0%	(201.6)	(108.3)

Total Merchandise Vendor Disbursements		110.0%	$(417.6)	$(381.2)	91.3%	Pass

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor	112.5%	$(216.0)	$(273.0)
4	Import Merchandise Vendor	112.5%	(201.6)	(108.3)
5	Sales, Use, and Other Taxes	112.5%	(43.6)	(36.7)
6	Freight, Duty, and Broker	112.5%	(48.7)	(32.8)
7	Payroll and Benefits	112.5%	(126.6)	(108.2)
8	Occupancy	112.5%	(54.4)	(45.4)
9	Non-Marketing Operating (NFR)	112.5%	(58.0)	(77.8)
10	Marketing	112.5%	(12.8)	(20.5)
11	Other	112.5%	—	(0.6)

Operating Disbursements			$(761.8)	$(703.3)

10	Debt Service and Fees	112.5%	(31.3)	(34.5)		Test
11	Other Non-Operating	112.5%	(5.7)	(4.6)

Non-Operating Disbursements			$(37.0)	$(39.1)

Total Disbursements (excl. Pro Fees)		112.5%	$(798.8)	$(742.4)	92.9%	Pass

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Covenant Testing

(US $ MMs)

			Third Updated DIP Budget					Actuals Weekly Build Up
Variance Report(1)			19-Sep	26-Sep	3-Oct	10-Oct	Total	19-Sep	26-Sep	3-Oct	10-Oct	Total
Cash Flow Tests		Test%
1) Actual Receipts
1	Sales Receipts	85.0%	$129.5	$125.6	$123.1	$136.4	$514.6	$141.5	$139.5	$151.1	$142.6	$574.6
2	Other Receipts	85.0%	1.3	91.1	0.7	2.5	95.6	3.6	73.9	1.8	6.7	86.0

Total Receipts		85.0%	$130.8	$216.7	$123.8	$138.9	$610.2	$145.1	$213.4	$152.9	$149.3	$660.7

2) Actual Disbs. to Merchandise Vendors
3	Domestic Merchandise Vendor	110.0%	$(40.3)	$(42.2)	$(80.1)	$(53.4)	$(216.0)	$(79.3)	$(68.6)	$(68.3)	$(56.7)	$(273.0)
4	Import Merchandise Vendor	110.0%	(60.8)	(68.7)	(45.6)	(26.6)	(201.6)	(27.2)	(28.6)	(29.3)	(23.1)	(108.3)

Total Merchandise Vendor Disbursements		110.0%	$(101.1)	$(110.8)	$(125.7)	$(80.0)	$(417.6)	$(106.6)	$(97.2)	$(97.7)	$(79.7)	$(381.2)

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor	112.5%	$(40.3)	$(42.2)	$(80.1)	$(53.4)	$(216.0)	$(79.3)	$(68.6)	$(68.3)	$(56.7)	$(273.0)
4	Import Merchandise Vendor	112.5%	(60.8)	(68.7)	(45.6)	(26.6)	(201.6)	(27.2)	(28.6)	(29.3)	(23.1)	(108.3)
5	Sales, Use, and Other Taxes	112.5%	(18.5)	(19.1)	(4.5)	(1.4)	(43.6)	(20.7)	(12.7)	(0.6)	(2.8)	(36.7)
6	Freight, Duty, and Broker	112.5%	(9.2)	(22.1)	(8.3)	(9.1)	(48.7)	(5.0)	(14.5)	(6.4)	(7.0)	(32.8)
7	Payroll and Benefits	112.5%	(42.9)	(17.0)	(50.0)	(16.8)	(126.6)	(30.5)	(20.2)	(38.3)	(19.2)	(108.2)
8	Occupancy	112.5%	(7.5)	(13.1)	(14.9)	(18.9)	(54.4)	(7.0)	(16.0)	(15.6)	(6.9)	(45.4)
9	Non-Marketing Operating (NFR)	112.5%	(10.7)	(22.6)	(9.7)	(15.0)	(58.0)	(18.1)	(21.3)	(22.5)	(15.9)	(77.8)
10	Marketing	112.5%	(3.7)	(3.0)	(3.1)	(3.0)	(12.8)	(4.6)	(6.1)	(3.1)	(6.7)	(20.5)
11	Other	112.5%	—	—	—	—	—	(0.4)	(0.1)	(0.1)	(0.1)	(0.6)

Operating Disbursements			$(193.5)	$(207.7)	$(216.3)	$(144.3)	$(761.8)	$(192.7)	$(188.2)	$(184.2)	$(138.2)	$(703.3)

10	Debt Service and Fees	112.5%	(0.5)	(0.5)	(29.8)	(0.5)	(31.3)	(0.5)	(0.5)	(11.2)	(22.2)	(34.5)
11	Other Non-Operating	112.5%	(1.7)	(1.7)	(1.7)	(0.5)	(5.7)	(3.8)	(0.2)	(0.5)	(0.0)	(4.6)

Non-Operating Disbursements			$(2.2)	$(2.2)	$(31.5)	$(1.0)	$(37.0)	$(4.4)	$(0.7)	$(11.7)	$(22.2)	$(39.1)

Total Disbursements (excl. Pro Fees)		112.5%	$(195.7)	$(209.9)	$(247.8)	$(145.3)	$(798.8)	$(197.1)	$(188.9)	$(195.9)	$(160.4)	$(742.4)

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Book Cash Report

(USD $)

		Book Cash Balance
Consolidated Book Cash Accounts		10-Oct-20
Debtor Accounts
1	Short Term Investment	$607,177,270
2	Escrows	12,536,828
3	International (incl. non-Debtors)	15,615,428
4	Store Accounts	3,686,740
5	Other Operating Accounts	268,274,795
6	Other Domestic non-Debtor Accounts	4,841,878
7	Cash on Hand (In Stores)	25,925,441
8	Cash In Transit	33,841,721

Total Holdings and Subsidiaries Book Cash		$971,900,101

	Test Threshold	$50,000,000
	Minimum Required Book Cash	Pass

ABL Borrowing Base

As of October 10, 2020

A.	Available Credit Card Receivables	$34,305,462
B.	Available Inventory	$1,404,728,698
C.	Availability Reserves	$140,640,236
D.	Borrowing Base (A+B-C)	$1,298,393,923
	Lower of:
	Borrowing Base	$1,298,393,923
	Revolving Commitment	$2,350,000,000
E.				$1,298,393,923
	Revolving Credit Outstandings:
	Revolving Loans	$1,262,972,284
	Standby Letters of Credit	$137,035,059
	Commercial Letters of Credit	$0
F.	Total Revolving Credit Outstandings			$1,400,007,343
G.	Facility Availability (E-F)		-$	101,613,419
H.	Minimum Excess Availability (7.5% of E up to $200,000,000)			$97,379,544
I.	Facility Availability After Minimum Excess Availability Covenant (G-H)		-$	198,992,963

Summary of Wind Down Budget

As of October 16, 2020 (unless otherwise stated)

(US$ in 000’s)

Description	Estimated Amount	Estimated Reserve Cash Cost
SAP Claims/Unsecured Claims/Cure Amounts(1)(7)	Estimated Claim
Total Estimated Cure Amounts	$57,025	$57,025
Secured Claims
DIP	900,000	—
ABL	1,255,816	—
First Lien	469,261	—
Second Lien	400,000	—
Other Secured	1,666,805	TBD
Filed Unsecured Claims	2,844,360	TBD
Total Claims / Cure Amounts	$7,593,267	$57,025

Potential Excluded Liabilities - Net Working Capital(2)(3)(7)	GAAP Liability as of 9/5 TB
Total Potential Excluded Liabilities - NWC	$201,752	TBD

Potential Excluded Liabilities - Long Term Liabilities(2)(3)(7)	GAAP Liability as of 9/5 TB
Total Potential Excluded Liabilities - LTL	$124,081	TBD

Estate Costs(3)(4)(7)(8)	Estimated Cost
Total Estate Costs	$60,534	$60,534

Footnotes:

(1)	All swap costs, accrued interest, accrued fees, and secured debt are assumed to have been settled at emergence and not included within the wind down budget herein.
(2)	These balances represent the GAAP liability from the 9/5 trial balance. Currently assessing the impact of cash vs. book GAAP accounting, which made materially change amounts.
(3)	Where noted TBD, the estimated reserve cash cost is currently unknown, if any, until the finalization of the Asset Purchase Agreement.
(4)	Assumes all costs of keeping PropCo properties along with employee leasing arrangements will be fully covered by OpCo.
(7)

Governmental Bar Date is November 12th and could materially change the asserted amount of the claims. Additionally, further estimation necessary for taxes that may not be subject to bar date or be reflected in GAAP accrual.

(8)	To the extent PropCo emergence occurs after January 2021, additional state income taxes could arise.

Lease Restructuring Savings Summary

	Store Count	FY 2020 Savings	FY 2021 Savings	FY 2022 Savings	FY 2023+ Savings	Total Term Reduction Savings	Total Rent Abatement	Total Rent Deferral	Total Debtor Cure	Total Cure Waiver	Total Cure Deferral	Total Deal Savings (not incl. Cure)
Approved - JCP & Lenders	160	$34,218,238	$25,034,248	$20,828,782	$35,193,209	$0	$16,116,562	$0	$4,378,855	$4,269,675	$0	$115,274,477
Approved by Company	22	$5,142,851	$4,141,845	$3,593,825	$6,327,727	$0	$2,557,918	$0	$628,263	$628,264	$0	$19,206,248
Pending Approval by Company	1	—	—	—	—	—	—	—	—	—	—	—
Negotiations Ongoing	266	—	—	—	—	—	—	—	—	—	—	—
No Deal Possible	0	—	—	—	—	—	—	—	—	—	—	—

TOTALS (Approved & Submitted)	182	$39,361,090	$29,176,093	$24,422,607	$41,520,935	$0	$18,674,480	$0	$5,007,118	$4,897,939	$0	$134,480,725

Forecasted Performance Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit		FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	160	$892,356,637	$1,447,780,749	$1,444,365,692	-$	19,313,632	$119,195,324	$176,220,250	-2.04%	-1.76%	7.79%	8.83%
Approved - Lease Restructuring Approved by Company Only	22	$142,706,260	$237,132,903	$241,804,767	-$	756,232	$22,697,934	$31,792,812	-0.93%	0.12%	9.35%	9.64%

Forecasted Performance with Lease Restructuring Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit	FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	160	$892,356,637	$1,447,780,749	$1,444,365,692	$14,904,606	$144,229,572	$197,049,032	1.92%	2.00%	10.51%	10.27%
Approved - Lease Restructuring Approved by Company Only	22	$142,706,260	$237,132,903	$241,804,767	$4,386,619	$26,839,779	$35,386,637	2.96%	2.61%	11.35%	11.15%

Note: Tables above reflect information as of October 13, 2020

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS

(AS OF OCTOBER 13, 2020)

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY AND LENDERS

(AS OF OCTOBER 13, 2020)

(1)	Final Control Date represents exercise of all available extension options.

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY

(AS OF OCTOBER 13, 2020)

SUMMARY - LEASE RESTRUCTURINGS APPROVED BY COMPANY ONLY

(AS OF OCTOBER 13, 2020)

(1)	Final Control Date represents exercise of all available extension options.

Top Suppliers for the Fiscal Year Ended February 1, 2020

(Measured by Dollar Volume of Purchases)

Fiscal Year Ended February 1, 2020 Spend ($USD)
1. Merchandise Supplier - National Brand Apparel and Footwear	329,957,424
2. Service Provider - Marketing	216,378,390
3. Service Provider - Freight and Shipping	207,025,578
4. Merchandise Supplier – National Brand Apparel	193,015,132
5. Service Provider – Freight and Shipping	148,591,542
6. Service Provider – Instore Services	94,476,695
7. Service Provider – Marketing	87,918,316
8. Merchandise Supplier – Private Brand Apparel	73,451,234
9. Merchandise Supplier – National Brand Apparel	68,256,781
10. Service Provider - Marketing	66,438,684
Top 11-20 Suppliers	529,968,386

Letters of Credit

Beneficiary / Category	Letters of Credit Balances As of October 3, 2020 in US$	Expiration
Insurance	$114,255,313	Various dates between February 2021 and June 2021
Utility Support	$1,398,427	Various dates between October 2020 and May 2021
Vendor Support	$21,527,719	Various dates between October 2020 and April 2021
Total	$137,181,459	Various dates between October 2020 and June 2021

DRAFT - SUBJECT TO CHANGE

CONSIGNMENT POOL REPORT

AS OF OCTOBER 13, 2020

		Open Invoice Data as of Oct 13, 2020
	Pre-Petition Inventory Amount	Pre-Petition Open Invoices [2]	Post-Petition Open Invoices	Total Open Invoices
Total	$118,864,743.65	$(299,032.35)	$4,474,429.61	$4,175,397.26

[2]	The large number of negative pre-petition invoices is primarily due to inventory reconciliations and adjustments made by JCP during the COVID-19 shutdown period